[Morgan Grenfell Logo]

                     Morgan Grenfell SMALLCap Fund, Inc.








                                  Annual Report
                                     1996

--------------------------------------------------------
1996 - A gain of +20.8% and a successful rights offering
--------------------------------------------------------
A huge universe of potential investment opportunities
--------------------------------------------------------
Long term experience in smaller company investing
--------------------------------------------------------

                                                            TO OUR SHAREHOLDERS:

     The stock market indices which are representative of both large and smaller companies recorded another year of strong gains during 1996. The pattern of performance throughout the year was one of strong gains for both asset classes until early June, followed by a sharp correction until late July and then a recovery period through year end. It was during these later two periods that large companies outperformed smaller companies resulting in large cap stocks being the "winner" for the third year in a row.

o The Fund's gain in net asset value of +20.8% for the full year was slightly below the +21.3% gain for the S&P SmallCap 600 index and lagged the large company S&P 500 and Dow Jones Industrial Average, which gained +23.0% and +28.8%, respectively.

o During June, 1996, the Fund completed a nontransferable rights offering which raised approximately $27 million. This offering increased the Fund's total assets to over $100 million and will hopefully help increase investor interest in the Fund.

     A detailed discussion of the Fund's performance and portfolio structure is contained in the "Review of 1996" section beginning on page three.

     For the benefit of shareholders, and especially the Fund's new shareholders, a description of the Fund's universe of investment opportunity and how our smaller capitalization equities team is structured to find these opportunities is presented below.

                                                           INVESTMENT UNIVERSE

     The Fund's investment universe is comprised of companies representing the lowest 20% of the market capitalization of all publicly-traded equities with a minimum market capitalization of $10 million. At the end of 1996, this universe represented approximately 6,000 companies ranging in size between $10 million and $1.8 billion.

                                                               INVESTMENT TEAM

     Morgan Grenfell Capital Management's Smaller Capitalization Equities investment team is comprised of four experienced professionals. Three have investment research/portfolio management responsibility and work with our fourth member, a dedicated trader, to develop execution strategies. This unique approach, which has been designed specifically for smaller company investing, provides each member of the team with beginning-to-end involvement in the investment process as well as bottom-line accountability.

---------------------------------------------------
A specialized approach to smaller company investing
---------------------------------------------------
Stock Selection - the key to success in 1997
---------------------------------------------------

     Our investment team, along with their primary economic sector responsibilities, is listed below.




   Smaller Capitalization
   Equities Team                    Sector Responsibility
   -------------------------        ----------------------------------
   David Baratta                    Consumer/Health Care
   Audrey Jones                     Credit Sensitive/Transportation
                                    Energy/Process Industries
   Robert Kern                      Technology/Capital Goods
   Michael Murphy                   Trading

   Investment research specialization by economic sector provides the advantage of an in-depth understanding of each economic sector and industries within these sectors. This knowledge provides our team with the ability to make high quality individual company investment decisions.

   A traditional approach to fundamental investment research represents the foundation of our investment product. Original investment research encompasses not only the financial analysis of companies, but also entails extensive travel by each member of the team to visit companies and discuss business strategies with corporate managements.

   A team approach, with investment expertise across all economic sectors, provides the Fund with the ability to structure a broadly diversified portfolio within the universe of smaller companies as well as the ability to shift investment emphasis among sectors.

                                                                       OUTLOOK

   The economic environment and the relatively low level of inflation favored financial assets during 1996. Entering 1997, these favorable conditions continue to prevail and combined with the high level of positive cash flows into mutual funds, the stock market is off to a strong start.

   Although the large company stock market indices; i.e., the S&P 500 and Dow Jones Industrial Average, are outperforming the smaller company benchmarks early this year, we believe that the potential for investors to find the best investment opportunities is still within the huge universe of smaller companies.

   In our view the future growth potential of many of these companies is not fully recognized by most investors, and our smaller capitalization equities team is highly qualified to select the most attractive investment opportunities.

   The forecast by some stock market strategists that 1997 will be a "Stock Pickers" market is expected to favour our fundamental research approach to stock selection.

/s/ Robert E. Kern, Jr.
President
Morgan Grenfell SMALLCap Fund

January, 1997

-----------------------------------------------------------------
Long term performance in excess of the S&P SmallCap 600 benchmark
-----------------------------------------------------------------

                               A REVIEW OF 1996

                                 PERFORMANCE

   At the end of 1996, the Fund's net asset value was $12.23 per-share and when adjusted for the $1.60 per-share distribution from capital gains and the rights offering in June 1996, the increase in net asset value for the year was +20.8%.


   Performance of the Fund and comparisons with the popular stock market averages are presented in the table below.


                                    Smaller Companies   Large Companies
                     MG SMALLCap  --------------------- ---------------
                        Fund           S&P     Russell    S&P
Period            Net Asset Value SmallCap 600   2000     500    D.J.I.A.
--------------------------------- ------------ -------- -------  --------
1996                    +20.8%        +21.3%     +16.49%  +23.0%    +28.8%
1995                    +41.4         +30.0      +28.44   +37.4     +36.7
1994                     -3.5          -4.8       -1.81    +1.3      +4.9
1993                     +8.5         +18.8      +18.89   +10.1     +17.0
1992                     +4.0         +21.0      +18.42    +7.6      +7.4
1991                    +52.5         +48.5      +46.05   +30.5     +24.2
1990                    -13.4         -23.7      -19.50    -3.1      -0.4
1989                    +24.6         +13.9      +16.24   +31.6     +31.6
1988                    +19.1         +19.5      +24.89   +16.5     +15.9
Total Return
From Inception         +194.0%       +148.2%    +160.96% +244.2%   +279.4%
(5/6/87-12/31/96)



   Performance of the Fund's net asset value was slightly below the S&P SmallCap 600 index, which is representative of the smaller company universe. Large companies outperformed smaller companies for the third year in a row and achieved especially strong performance during the second half of 1996.

----------------------------------------------------------------------------
Broad diversification across the smaller Company Universe
----------------------------------------------------------------------------
The Energy, Credit Sensitive and Technology sectors were the best performers
----------------------------------------------------------------------------

                             PORTFOLIO STRUCTURE

   The following table presents the portfolio structure of the Fund by economic sector and changes in portfolio structure during 1996.


                                NO.             MARKET              %
ECONOMIC SECTOR              COMPANIES          VALUE           PORTFOLIO
-------------------------   ------------- ------------------   -------------
                             1995   1996    1995      1996      1995   1996    Change
                            ------ ------ --------- --------   ------ ------  --------
Technology                     17    11   $18.7MM   $ 23.6MM      21%   19%      -2
Consumer                       18    15    13.2       18.6        15    15        0
Energy                         10    11    10.3       18.1        12    14       +2
Credit Sensitive               12    11     9.8       15.5        11    12       +1
Service Companies               8    11     9.4       14.8        10    12       +2
Health Care                    12     8     9.4        8.4        11     6       -5
Transportation                  4     4     1.9        4.8         2     4       +2
Process Industries              6     3     4.5        4.1         5     3       -2
Capital Goods                   1     1     1.4        0.6         2     1       -1
-------------------------   ------ ------ -------- ----------  ------ ------  --------
TOTAL EQUITIES                 88    75   $78.6MM   $108.6MM      89%   86%      -3
Cash and Cash Equivalents                   9.4       17.7        11    14       +3
--------------------------                -------- ----------  ------ ------  --------
TOTAL FUND                                $88.0MM   $126.3MM     100%  100%      --

   During 1996 the Fund's best performing sectors were: Energy (+72%), Credit Sensitive (+38%) and Technology (+37%). Investment in these sectors represented about 45% of the Fund's total assets.

   The Fund's portfolio remained broadly diversified throughout the year with portfolio weightings within a range of 12% to 19% across five economic sectors at year end.

   Performance of the funds investments in the Consumer and Health Care sectors was disappointing. The operating environment for many smaller companies in these sectors was challenging. Both of these sectors were underweighted relative to the benchmark S&P Small Cap 600 during 1996.

   Cash reserves were 14% of total assets on 12/31/96. A significant portion of these reserves were used to fund both the cash portion and stock repurchase program associated with the capital gains distribution paid on January 27, 1997. Following this distribution, cash reserves were approximately 5% of the Fund's $111 million in total assets at the end of January.

-----------------------------------------------------------------------
The Fund's portfolio emphasizes successful emerging growth companies
-----------------------------------------------------------------------
Capital Gains distributions totalling $1.60 per share
-----------------------------------------------------------------------

                           TWENTY LARGEST HOLDINGS
                              December 31, 1996

COMPANY                      SYMBOL   LISTED     BUSINESS FOCUS
------------------------    --------  ------     -----------------------------------
Rational Software Corp.       RATL     OTC       Computer Based Software
Devon Energy Corp.            DVN      AMEX      Oil and Gas Producer
Lennar Corp.                  LEN      NYSE      Residential & Commercial Builder
Westpoint Stevens Inc.        WPSN     OTC       Textile Products
Micrel Inc.                   MCRL     OTC       Analog Semiconductors
PRI Automation Inc.           PRIA     OTC       Semiconductor Automation Equip.
Dime Bancorp Inc.             DME      NYSE      New York Savings Bank
The Sports Authority Inc.     TSA      NYSE      Sporting Goods Retailer
Delta and Pine Land Co.       DLP      NYSE      Largest Cotton Seed Company
USFreightways Corp.           USFC     OTC       Regional Motor Carrier
Sierra Semiconductor Co.      SERA     OTC       Semiconductors, Communications
Actel Corp.                   ACTL     OTC       Field Programmable Gate Arrays
Analog Devices Inc.           ADI      NYSE      Integrated Circuit Manufacturer
Sonic Corp.                   SONC     OTC       Drive-In Restaurants
United Meridian Corp.         UMC      NYSE      Oil and Gas Producer
Henry Schein Inc.             HSIC     OTC       Health Care Products Distributor
Triangle Pacific Corp.        TRIP     OTC       Flooring & Kitchen Cabinets
BJ Services Co.               BJS      NYSE      Oilfield Services
Synopsys Inc.                 SNPS     OTC       Integrated Circuit Design Software
NUCO2 Inc.                    NUCO     OTC       Bulk CO2 Services

   The top twenty holdings, which represent approximately 41% of the Fund's total value, are comprised primarily of high quality emerging growth companies. At the end of 1996, the average market capitalization of companies held in the Fund was $917 million.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTION

   During 1996, the Fund declared capital gains distributions of $1.60 per share. $1.11 of these distributions were taxed as long term capital gains and $0.49 was taxed as short term capital gain (ordinary income). These dividends were paid on January 27, 1997.

   Entering 1997, the Fund has a net unrealized capital gain totaling $23,860,143 or approximately $2.62 per share.

   Net investment income represents dividends and interest income less expenses. The Fund's investment objective is to seek capital appreciation; as a result, focus will be on stocks with no significant yield. As in prior years, the Fund had a net investment expense for 1996 and it is unlikely the Fund will pay a dividend from net investment income.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996




 COMMON STOCKS: 86.0%
 -----------------------------
 TECHNOLOGY: 18.7%                                                                   MARKET
                                BUSINESS FOCUS                           SHARES      VALUE
 -----------------------------  --------------------------------------- --------- -----------
 Rational Software Corp.        Computer Software                        93,400   $ 3,695,138
 Micrel Inc.                    Analog Semiconductors                    87,700     2,773,513
 PRI Automation Inc.            Semiconductor Automation Equip.          60,020     2,730,910
 Sierra Semiconductor Co.       Semiconductors, Communications          176,510     2,647,650
 Actel Corp.                    Field Programmable Gate Arrays          107,200     2,546,000
 Analog Devices Inc.            Integrated Circuit Manufacturer          72,700     2,462,713
 Synopsys Inc.                  CAE Software                             42,650     1,972,562
 Siebel Systems Inc.            Salesforce Automation Software           56,200     1,517,400
 Premiere Technologies Inc.     Telecommunications Service Developer     57,070     1,426,750
 Geoworks                       System & Application Software            47,990     1,175,755
 SpeedFam International Inc.    Semiconductor Mfg. Equipment             23,845       679,582
 Perspective Biosystems         Biotech Equipment and Supplies            1,797        12,467
                                                                                 ------------
                                                                                  $23,640,440
 CONSUMER: 14.8%
 ----------------------------
 Westpoint Stevens Inc.         Textile Products                         93,800   $ 2,802,275
 The Sports Authority Inc.      Sporting Goods Retailer                 125,175     2,722,556
 Sonic Corp.                    Drive-In Restaurants                     92,200     2,351,100
 Furniture Brands Intl. Inc.    Residential Furniture Manufacturer      138,800     1,943,200
 Mohawk Industries Inc.         Carpet Manufacturer                      70,700     1,555,400
 Williams Sonoma Inc.           Fine Quality Cooking Equip. Retailer     31,300     1,138,538
*Central Parking Corp.          Parking Facilities                       32,700     1,095,450
 Damark International Inc.      General Merchandise                     109,450     1,039,775
 Service Merchandise Inc.       Consumer Catalog Stores                 213,700       908,225
 Garden Ridge Corp.             Specialty Home Accessories              102,290       882,251
 Mondavi Robert Corp.           Premium Quality Winery                   18,100       660,650
 Factory Card Outlet Corp.      Party Supply Superstores                 57,500       517,500
 Rock Bottom Resturants Inc.    Casual Dining Restaurants                39,700       411,888
 Delias                         Catalog Merchandiser for Teen Apparel    16,800       333,900
 Genesco Inc.                   Branded Men's and Women's Apparel        32,685       302,336
                                                                                 ------------
                                                                                  $18,665,044
 ENERGY: 14.3%
 ----------------------------
*Devon Energy Corp.             Oil & Gas Producer                       95,700   $ 3,325,575
 United Meridian Corp.          Oil & Gas Producer                       46,500     2,406,375
 BJ Services Co.                Stimulation & Pumping Services           39,500     2,014,500
 Seagull Energy Corp.           Oil & Gas Producer                       84,100     1,850,200
*Parker & Parsley Pete Co.      Oil & Gas Producer                       43,900     1,613,325
*Tidewater Inc.                 Marine Support Vessels                   31,900     1,443,475
*Camco International Inc.       Oil Field Services & Equipment           29,600     1,365,300
 Seacor Holdings Inc.           Marine Support Vessels                   17,800     1,121,400
 Marine Drilling Inc.           Offshore Drilling Contractor             54,800     1,078,875
 Benton Oil & Gas Co.           Oil & Gas Producer                       45,200     1,022,650
 Triton Energy Corp.            Oil & Gas Producer                       18,000       873,000
                                                                                 ------------
                                                                                  $18,114,675
 CREDIT SENSITIVE: 12.3%
 ----------------------------
*Lennar Corp.                   Residential & Commer. Builders          109,000   $ 2,970,250
 Dime Bancorp Inc.              New York Savings Bank                   184,900     2,727,275
 Triangle Pacific Corp.         Flooring & Kitchen Cabinets              86,700     2,086,219
 Glendale Fed Bank Fed Svgs.    California Savings & Loan                73,250     1,703,062
 Credit Acceptance Corp.        Auto Financing                           51,700     1,214,950
*Bank UTD Corp.                 Texas Savings Bank                       42,800     1,144,900
*Long Island Bancorp Inc.       New York Savings Bank                    29,900     1,015,000
*Paine Webber Group Inc.        Financial Broker                         29,250       822,656
 Bank Plus Corp.                California Savings Bank                  65,000       747,500
 First Alliance Corp.           Nontraditional Mortgage Finance Co.      20,700       626,175
*Peoples Heritage Financial
  Group                         Maine Savings Bank                       17,318       484,904
                                                                                 ------------
                                                                                  $15,542,891


                                       6

                                                                                     MARKET
 HEALTH CARE: 6.6%               BUSINESS FOCUS                           SHARES       VALUE
 ----------------------------   --------------------------------------- --------- ------------
 Henry Schein Inc.              Healthcare Products Distributor          65,400   $  2,248,125
 Renal Care Group Inc.          Dialysis Services.                       50,700      1,603,388
 Envoy Corp.                    Electronic Processing Services           42,100      1,578,750
 Clintrials Research Inc.       Clinical Research                        53,650      1,220,537
 America Medserve Corp.         Pharmaceutical Services                  54,750        848,625
 Gensia Pharmaceuticals Inc.    Pharmaceuticals                         103,189        477,249
 Quorum Health Group Inc.       Hospital Management Company              10,000        297,500
 Imnet Systems Inc.             Electronic Information systems            3,600         87,300
                                                                                 -------------
                                                                                  $  8,361,474
 SERVICE COMPANIES: 11.7%
 ----------------------------
*Delta & Pine Land Co.          Largest Cotton Seed Company              84,305   $  2,697,760
 NUCO2 Inc.                     Bulk CO2 Services                       146,000      1,943,625
 American Radio Systems Corp.   Radio Broadcasting Company               66,500      1,812,125
 Paging Network Inc.            Paging Services                          90,800      1,384,700
 Mail Boxes Etc.                Postal Service Centres                   58,595      1,318,388
*Checkpoint Systems             Retail Security Systems                  52,500      1,299,375
 Philip Environmental Inc.      Environmental services                   80,200      1,162,900
 Ultrak Inc.                    Closed Circuit TV Producer               32,100        979,050
*Chancellor Broadcasting        Radio Broadcasting                       40,345        958,193
 Daisytek International Corp.   Non-Paper Office Supplies                16,300        668,300
 Vanguard Cellular Systems Inc. Cellular Telephone Services              35,800        563,850
                                                                                 -------------
                                                                                  $ 14,788,266
 PROCESS INDUSTRIES: 3.2%
 ----------------------------
*P.H. Glatfelter Co.            Paper Manufacturer                       84,100   $  1,513,800
*Bowater Inc.                   Newsprint and Paper Producer             38,800      1,459,850
*Rayonier Inc.                  Forest Products & Specialty Pulp         29,000      1,112,875
                                                                                 -------------
                                                                                  $  4,086,525
 TRANSPORTATION: 3.8%
 ----------------------------
*USFreightways Corp.            Regional Motor Carrier                   96,900   $  2,658,694
*Atlantic Southeast Airlines    Air Carrier                              45,300        990,937
*Royal Caribbean Cruises        Cruise line                              26,000        607,750
 Midwest Express Holdings Inc.  Regional Airline                         14,800        532,800
                                                                                 -------------
                                                                                  $  4,790,181
 CAPITAL GOODS: 0.5%
 ----------------------------
 Miller Industries Inc.         Towing and Recovery Equip.               29,467   $    589,350
                                                                                 -------------
                                                                                  $    589,350
 TOTAL COMMON STOCKS            (Cost $84,718,703)                                $108,578,846

 COMMERCIAL PAPER: 14.1%
 ----------------------------
 American Express Corp.         (Cost $17,700,000)                                  17,770,000
                                                                                 --------------
 TOTAL INVESTMENTS: 100%        (Cost $102,488,703)                               $126,348,846
                                                                                 ==============


*Income producing security.

                  See accompanying notes to financial statements

                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 1996


Assets:
Investments in securities at market value, cost $102,488,703       $126,348,846
Cash                                                                    763,505
Receivables
Investment Securities sold                                               79,622
Accrued income                                                           23,502
                                                                   ------------
                                                                   $127,215,475

Liabilities:
Capital Gain Distributions Payable                                 $ 14,540,694
Payable for investment securities purchased                           1,132,226
Accrued expenses                                                        406,583
                                                                    -----------
Total liabilities                                                  $ 16,079,503

Net assets                                                         $111,135,972
                                                                   ============
Net assets:
Common stock; $0.01 par value; 9,087,934 shares issued;
  150,000,000 shares authorized                                    $     90,879
Capital in excess of par value                                       86,673,270
Net unrealized appreciation of investments                           23,860,143
Undistributed net capital gains                                         511,680
                                                                   ------------

Net assets                                                         $111,135,972
                                                                   ============
Net asset value per share as of the close of business on
  December 31, 1996                                                $      12.23
                                                                   ============

                See accompanying notes to financial statements

                           STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996

Investment income:
 Interest                                                     $    733,666
 Cash dividends                                                    338,600
 Miscellaneous income                                              113,508
                                                              ------------
                                                              $  1,185,774
Expenses:
 Investment advisory fees (Note 2)                            $  1,011,473
 Custodian and transfer agent fees                                 128,465
 Professional fees                                                 242,005
 Shareholder communications                                        257,618
 Directors' fees                                                    52,144
 Insurance                                                          31,999
 Regulatory fees                                                    21,004
 Miscellaneous                                                       6,998
                                                              ------------
                                                              $  1,751,706
Net investment expense                                        $   (565,932)

Realized and unrealized gain/(loss) on investments:

 Proceeds from sales                                          $160,912,231
 Less-cost of securities sold                                  145,255,939
                                                              ------------
 Net realized gain on investments                             $ 15,656,292

Unrealized appreciation:
 Beginning of year                                            $ 19,672,203
 End of year                                                    23,860,143
                                                              ------------
Net increase in unrealized appreciation on investments        $  4,187,940
                                                              ------------

Net realized and unrealized gain on investments               $ 19,844,232
                                                              ------------
Net increase in net assets resulting from operations          $ 19,278,300
                                                              ============

                See accompanying notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
                For the Years Ended December 31, 1996 and 1995


                                                                  1996           1995
                                                            --------------  --------------
Increase (decrease) in net assets resulting from
  operations:
 Net investment expense                                     $   (565,932)  $    (21,332)
 Net realized gain on investments                             15,656,292     13,989,230
 Net change in unrealized appreciation                         4,187,940     11,580,154
                                                            ------------   ------------
  Net increase in net assets resulting from operations      $ 19,278,300   $ 25,548,052


Distributions from net realized gains                        (14,540,694)   (12,888,514)
Net proceeds from shares sold and reinvested                  32,617,287      2,648,895
Cost of shares redeemed                                         (618,155)        -
                                                            ------------   ------------
Increase in net assets                                      $ 36,734,278   $ 15,308,433
                                                            ------------   ------------


Net assets:


Beginning of year                                             74,401,694     59,093,261
                                                            ------------   ------------
End of year                                                 $111,135,972   $ 74,401,694
                                                            ============   ============

                See accompanying notes to financial statement

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1996


1. Significant Accounting Policies

   Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund commenced operations on May 6, 1987.

   The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Portfolio valuation: Securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale price on the last business day of the year. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the average bid and asked prices on that date. Commercial paper is carried at cost, which approximates market.

   Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and securities profits (after application of net capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

   On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains on investments under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to decrease undistributed net capital gains and increase undistributed net investment loss in the amount of $565,932. In addition $1,203,514 was reclassified from undistributed net capital gains to capital in excess of par value.

   Use of estimates: The preparation of financial statements, in conforming with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of increase and decrease in assets from operations during the reporting period. Actual results can differ from the estimates.

2. Investment Advisory Fee and Other Transactions with Affiliates

   The Fund pays advisory fees for investment and advisory services to Morgan Grenfell Capital Management Inc. ("MGCM"), a wholly-owned subsidiary of Deutsche Morgan Grenfell. Under the terms of the investment advisory agreement, the management fee is calculated at an annual rate of one percent of the Fund's average daily net assets.

   Certain individuals who are officers or directors, or both, of the Fund are also officers or directors, or both, of MGCM.

3. Capital Share Transactions

   In June 1996 the Fund commenced a rights offering. The Fund issued 2,672,921 shares of its common stock upon the completion of a non-transferable rights offering, bringing the total outstanding shares to 9,087,934. The subscription price was $10.71 per share (95% of the average last reported sales price of a share of the Fund's common stock on the NYSE on June 14, 1996, the expiration date, and the four preceding business days). The offering was over-subscribed and net proceeds totaled approximately $27 million. As the subscription price was less than the net asset value per share of the Fund's common stock on the pricing date, the offer resulted in a dilution of the net asset value per share for all shareholders.

   During 1996, 1995, 1994, 1992 and 1990 the Fund issued 426,804, 256,925,
103,447, 441,639 and 229,642 shares, respectively, under the dividend reinvestment plan.

4. Investment Transactions

   The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 1996, excluding short-term investments, were $169,182,410 and $160,912,231 respectively. At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes.

5. Dividend Reinvestment Plan

   Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends from net investment income and/or all capital gain distributions will be reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Registered shareholders are deemed to participate in the Plan unless they elect to receive all dividends from net investment income and/or all capital gains distributions in the form of cash. Each registered shareholder at the time of purchase will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gain distributions in the form of a stock dividend. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact such broker or nominee to elect to participate in the Plan or to receive their distributions in cash.

   Participating shareholders will receive dividends from net investment income and/or all capital gain distributions in additional shares issued by the Fund if the shares are trading at a premium; i.e., the net asset value ("NAV") is less than the then-current market price. In such event, the number of additional shares to be issued by the Fund will be determined by valuing such shares at the higher of (i) their net asset value or (ii) 95% of the market price. If shares of the Fund are trading at a discount; i.e., the NAV exceeds the then-current market price, the Plan Agent will, as agent for the participants, apply such dividends or distributions to purchase shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. In such case, the price of the shares to each participating shareholder will be the average market price at which such shares were purchased under the direction of the Plan Agent. There will be no brokerage charges for shares directly issued by the Fund; however, brokerage commissions incurred on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan; the fees of the Plan Agent will be borne by the Fund. However, the Fund reserves the right to amend the Plan to include such a charge payable by the participants or for other reasons.

   Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions from net investment income in cash and/or all capital gain distributions either in the form of a stock dividend or in cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the determination of shares for that dividend has been credited to the shareholder's account. Dividends and capital gain distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of dividends and capital gain distributions will not relieve participants of liability for any U.S. income tax that may be payable (or required to be withheld) on such dividends or distributions. Additional information about the Plan is available by calling the Plan Agent's Shareholder Relations Department at 1-800-432-8224.

                          SUPPLEMENTARY INFORMATION
                             Financial Highlights

   Contained below is per-share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets, and other supplemental data for the nine years ended December 31, 1996, and for the period May 6, 1987 (commencement of operations) through December 31, 1987. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                Years Ended December 31
                                                    -------------------------------------------
                                                      1996        1995         1994      1993
                                                    ---------  ----------   --------- ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $  12.31     $ 10.21     $ 11.85   $ 11.97
 Net investment expense                                 (0.06)      (0.00)      (0.07)    (0.08)
 Net gain/(loss) on securities
  (realized and unrealized)                              2.18        4.23       (0.34)     1.10
                                                     --------     -------     -------   -------
Total from investment operations                     $   2.12     $  4.23     $ (0.41)  $  1.02
Less dividends and distributions:
 Tax return of capital distribution                     (1.60)      (2.13)      (1.23)    (1.14)
                                                     --------     -------     -------   -------
Total dividends and distributions                    $  (1.60)    $ (2.13)    $ (1.23)  $ (1.14)
                                                     --------     -------     -------   -------
Dilution due to rights offering                         (0.60)        --         --        --
                                                     --------
Net asset value, end of year                         $  12.23     $ 12.31     $ 10.21   $ 11.85
                                                     ========     =======     =======   =======
Market value per share, end of year                  $  10.50     $12.625(2)  $ 8.875   $10.875

TOTAL INVESTMENT RETURN:
Based on market value per share                         +17.5%      +42.3%       -7.1%     -1.9%
Based on net asset value per share                      +20.8%      +41.4%       -3.5%     +8.5%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                 1.76%       1.51%       1.52%     1.39%
Net investment income (expense)                         (0.57%)     (0.03%)     (0.59%)   (0.74%)

SUPPLEMENTAL DATA:
Net assets at end of year (000 omitted)              $111,135     $74,402     $59,093   $67,321
Average net assets during
  year (000 omitted)                                 $ 99,372     $72,202     $66,064   $69,048
Portfolio turnover                                        162%        110%        105%       89%
Average commission per share*                        $ 0.1046          --          --        --
Total debt outstanding at end
  of year (000 omitted)                                     0         -0-         -0-       -0-
Asset coverage per $1000 of
  debt (000 omitted)                                      N/A         N/A         N/A       N/A


(1)  Annualized.

(2) The Fund declared a $2.133 capital gain distribution payable to shareholders of record on December 29, 1995. The dividend was paid on January 26, 1996 and the Fund's shares traded with the dividend until the ex-dividend date, January 29, 1996.

 * In the fiscal year beginning January 1, 1996, the fund is required to disclose average commission per share for the purchase and sale of investment securities.

                                                          May 6, 1987
                 Years Ended December 31               (commencement of
------------------------------------------------       operations) through
   1992      1991     1990       1989      1988            12/31/87
--------   -------  --------    -------   -------    ---------------------
$ 12.30   $  8.70   $ 10.80    $  8.87   $  7.45           $  9.27
  (0.09)    (0.10)    (0.11)     (0.11)    (0.11)            (0.16)

   0.58      4.67     (1.34)      2.29      1.53             (1.66)
--------  -------   -------    -------   -------           --------
$  0.49   $  4.57   $ (1.45)   $  2.18   $  1.42           $ (1.82)

  (0.82)    (0.97)    (0.65)     (0.25)       --                --
--------  -------   -------    -------   -------           --------
$ (0.82)  $ (0.97)  $ (0.65)   $ (0.25)  $  0.00           $  0.00
--------  -------   -------    -------   -------

     --        --        --         --        --                --
$ 11.97   $ 12.30   $  8.70    $ 10.80   $  8.87           $  7.45
========  ========  =======    ========  =======           ========
$12.250   $12.875   $ 8.750    $ 9.625   $ 7.375           $ 6.000

   +1.5%    +58.0%     -2.2%     +34.2%    +22.9%            -40.0%
   +4.0%    +52.5%    -13.4%     +24.6%    +19.1%            -19.7%

   1.44%     1.79%     2.01%      2.13%     2.56%             4.32%(1)
  (0.83%)   (0.85%)   (1.05%)    (1.10%)   (1.30%)           (1.80%)(1)

$68,013   $64,461   $45,581    $54,136   $44,462           $37,316
$64,644   $58,900   $51,121    $50,522   $43,422           $44,062
     89%       70%       75%        80%       83%               98%(1)
     --        --        --        --         --                --
    -0-   $ 1,060   $ 1,724    $ 2,324   $ 2,868           $ 3,360
    N/A   $  60.8   $  26.4    $  23.3   $  15.5           $  11.1

                         INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
Morgan Grenfell SMALLCap Fund, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Grenfell SMALLCap Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period ended December 31, 1996, and the financial highlights for each of the years in the nine-year period ended December 31, 1996 and for the period May 6, 1987 (commencement of operations) through December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Grenfell SMALLCap Fund, Inc., as of December 31, 1996, the result of its operations for the year then ended, changes in net assets for each of the years in the two-year period ended December 31, 1996 and the financial highlights for each of the years in the nine-year period ended December 31, 1996, and for the period May 6, 1987 (commencement of operations) through December 31, 1987, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

New York, New York
January 31, 1997

Morgan Grenfell Capital Management, Inc. (the Advisor to the Morgan Grenfell SMALLCap Fund) is a subsidiary of Morgan Grenfell Asset Management Limited
(MGAM), which in turn is a subsidiary of Deutsche Morgan Grenfell (DMG) and is responsible for the Deutsche Bank Group's institutional investment management activities worldwide. Morgan Grenfell was founded in 1838 and is one of the UK's leading merchant banks and asset management groups. Since 1990, Morgan Grenfell has been a wholly- owned subsidiary of Deutsche Bank, AG, one of the largest financial institutions in the world. Currently MGAM manages in excess of $110 billion for a wide range of pension, corporate, insurance, local authority, government and private clients from more than 40 countries worldwide.


Shares of the Morgan Grenfell SMALLCap Fund are traded on the New York Stock Exchange under the symbol "MGC."

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.


                       SHAREHOLDER INFORMATION SERVICE


Information regarding the Fund's net asset value is available by calling 1-800-888-8060. Additional shareholder information can be obtained by calling 1-800-432-8224 through the Bank of New York's Shareholder Relations Department. The Fund's net asset value is reported each week in The Wall Street Journal and Barron's.

MORGAN GRENFELL
SMALLCap FUND, INC.                              DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
Michael Bullock                                  Audrey M.T. Jones
CHAIRMAN AND DIRECTOR                            VICE PRESIDENT
Chief Investment Officer                         Executive Vice President
Morgan Grenfell Asset                            Morgan Grenfell Capital
 Management, Ltd.                                  Management, Inc.

Robert E. Kern, Jr.                              Mark G. Arthus
PRESIDENT AND DIRECTOR                           SECRETARY AND TREASURER
Executive Vice President                         Senior Vice President
Morgan Grenfell Capital                          Morgan Grenfell Capital
 Management, Inc.                                  Management, Inc.

Robert E. Greeley                                INDEPENDENT AUDITORS
DIRECTOR                                         KPMG Peat Marwick, LLP
Partner                                          345 Park Avenue
Page Mill Asset Management Co.                   New York, NY 10286

Joseph J. Incandela                              TRANSFER AGENT & CUSTODIAN
DIRECTOR                                         The Bank of New York
Partner/Managing Director                        101 Barclay Street
Thomas H. Lee Company                            New York, NY 10154

Richard D. Wood                                  INVESTMENT ADVISOR
DIRECTOR                                         Morgan Grenfell Capital
Consultant                                        Management, Inc.
                                                 885 Third Avenue
                                                 New York NY 10022